Exhibit 99.1
Ellington Credit Investor Presentation
On August 13, 2024, Ellington Credit Company (the "Company") held a conference call to discuss the Company's financial results for the quarter ended June 30, 2024 (the "Earnings Call"). In connection with the Earnings Call, the Company made available to investors an investor presentation (the "IP") containing information that could be deemed to be used as part of a solicitation. The portions of the IP that include information that could be deemed to be as part of a solicitation are as follows:
1

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in the default rates on corporate loans, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on collateralized loan obligations ("CLOs"), a deterioration in the CLO market, our ability to utilize our net operating loss carryforwards, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the link to the Company's SEC filings under "For Investors" on the Company's website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This communication and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Credit Company
Ellington Credit Company, formerly known as Ellington Residential Mortgage REIT, was initially formed as a real estate investment trust ("REIT") that invested primarily in residential mortgage-backed securities ("MBS"). On March 29, 2024, the Company’s Board of Trustees approved a strategic transformation of its investment strategy to focus on corporate CLOs, with an emphasis on mezzanine debt and equity tranches. In connection with this transformation, the Company revoked its election to be taxed as a REIT effective January 1, 2024, and rebranded to Ellington Credit Company. Later in 2024, the Company intends, subject to shareholder approval of certain matters, to convert to a closed-end fund and complete its transition from an MBS-focused company to a CLO-focused company.
Ellington Credit Company is externally managed and advised by Ellington Credit Company Management LLC, an affiliate of Ellington Management Group, L.L.C.